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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 19, 2002

                                  ODETICS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   001-08762               95-2588496
------------------------------  ----------------- ------------------------------
 (State or Other Jurisdiction   (Commission File   (IRS Employer Identification
      of Incorporation)             Number)                    No.)


             1515 South Manchester Avenue, Anaheim, California 92802
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 774-5000
                                                           ---------------

                                 Not Applicable
                --------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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Item 5. Other Events

     On March 19, 2002, Odetics, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits

        (a)  Not Applicable.

        (b)  Not Applicable.

        (c)  Exhibits

             99.1   Press Release dated March 19, 2002 of Odetics, Inc.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 28, 2002

                                        ODETICS, INC.,
                                        a Delaware corporation


                                        By:    /s/ Gregory A. Miner
                                           ------------------------------------
                                              Gregory A. Miner
                                              Chief Executive Officer
                                              and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibits         Description
--------         -----------

99.1             Press Release dated March 19, 2002